ADVANCED SERIES TRUST

AST AQR Emerging Markets Equity Portfolio

AST BlackRock iShares ETF Portfolio

AST Boston Partners Large-Cap Value Portfolio

AST Defensive Asset Allocation Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA Emerging Markets Equity Portfolio

AST Schroders Global Tactical Portfolio

Supplement dated November 21, 2016
to the Currently Effective Summary Prospectuses, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectuses of the Portfolios (as defined below) discussed in this supplement, and the Prospectus and Statement of Additional Information for the Advanced Series Trust (the Trust and the series thereof, the Portfolios), and this supplement should be retained for future reference. The Portfolios referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust, on behalf of each Target Fund (as provided below), recently approved the proposed reorganizations of each Target Fund into a corresponding Acquiring Fund (as provided below), each also a series of the Trust, as outlined below:

Target Fund	Acquiring Fund
AST QMA Emerging Markets Equity Portfolio of Advanced Series Trust	AST AQR Emerging Markets Equity Portfolio of Advanced Series Trust
AST Boston Partners Large-Cap Value Portfolio of Advanced Series Trust	AST Goldman Sachs Large-Cap Value Portfolio of Advanced Series Trust
AST BlackRock iShares ETF Portfolio of Advanced Series Trust	AST Goldman Sachs Multi-Asset Portfolio of Advanced Series Trust
AST Defensive Asset Allocation Portfolio of Advanced Series Trust	AST Preservation Asset Allocation Portfolio of Advanced Series Trust
AST Schroders Global Tactical Portfolio of Advanced Series Trust	AST Prudential Growth Allocation Portfolio of Advanced Series Trust

Each proposed reorganization is subject to approval by the shareholders of the relevant Target Fund. It is anticipated that a proxy statement/prospectus relating to each proposed reorganization transaction will be mailed to the shareholders on or about December 29, 2016 and that the special meetings of each Target Fund’s shareholders will be held on February 16, 2017.

Pursuant to the proposed reorganizations, the assets and liabilities of each Target Fund would be exchanged for shares of the corresponding Acquiring Fund, and Target Fund shareholders would become shareholders of the corresponding Acquiring Fund. No sales charges would be imposed in connection with the proposed reorganizations. The Acquiring Fund shares to be received by the corresponding Target Fund shareholders in the proposed reorganizations would be equal in value to the Target Fund shares held by such shareholders immediately prior to the proposed reorganizations. Each of the Target Funds and Acquiring Funds anticipate obtaining an opinion of counsel to the effect that the proposed reorganization transactions would not result in any adverse federal income tax consequences to either the Target Funds or the Acquiring Funds or their respective shareholders. If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the tax opinions, it is expected that each proposed reorganization transaction will be completed in or around the second quarter of 2017 or as soon as reasonably practicable once shareholder approval is obtained.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP12